UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
 SECURITIES EXCHANGE ACT OF 1934

Date of Report:  December 7, 2004

  CUMMINS INC.
(Exact name of registrant as specified in its charter)

Indiana (State or other Jurisdiction of Incorporation)	1-4949 (Commission File Number)	35-0257090 (I.R.S. Employer Identification No.)

500 Jackson Street
P. O. Box 3005
Columbus, IN  47202-3005
(Principal Executive Office)  (Zip Code)

Registrant's telephone number, including area code:  (812) 377-5000

Section 1 - Registrant's Business and Operations

     Item 1.01 Entry into a Material Definitive Agreement

On December 1, 2004, Cummins Inc. (the "Company") and its wholly-owned subsidiaries Cummins Engine Co. Ltd., Cummins Power Generation Ltd. and Newage International Limited, as Borrowers, entered into a revolving credit agreement (the " New Credit Agreement") with the Lenders party thereto, JPMorgan Chase Bank, N.A., as Administrative Agent, Issuing Bank and Swingline Lender, Citicorp USA, Inc., as Syndication Agent, and Bank of America, N.A., The Bank of Nova Scotia and The Royal Bank of Scotland plc., as Co-Documentation Agents.

Under the New Credit Agreement, which will mature on December 1, 2009, the Borrowers and Lenders may enter into revolving loans, and issuances of letters of credit subject to certain amount limitations, in an amount up to $650 million in the aggregate outstanding at any time prior to maturity.  These borrowings will not be secured with liens on any of the Company's or its subsidiaries' assets, but will be guaranteed by the Company's wholly-owned Fleetguard, Inc., Onan Corporation, Universal Silencer, Inc., Cummins Engine IP, Inc., Cummins Filtration IP, Inc., Cummins PowerGen IP, Inc. and Cummins Intellectual Property, Inc. subsidiaries, all of which are parties to the Agreement.  The New Credit Agreement contains typical financial and other covenants.

Lenders party to the New Credit Agreement are:

JPMorgan Chase Bank, N.A.
Citicorp USA, Inc.
Bank of America, N.A.
The Bank of Nova Scotia
The Royal Bank of Scotland plc. The Bank of Tokyo-Mitsubishi Ltd., Chicago Branch

ING Capital LLC
SunTrust Banks, Inc.
Sumitomo Mitsui Banking Corporation
ABN AMRO Bank N.V.
Barclays PLC
Export Development Canada
Fifth Third Bancorp
Mizuho Corporate Bank, Ltd.
National Australia Bank Limited
Standard Chartered Bank
The Bank of New York
The Northern Trust Company
U.S. Bank National Association
National City Bank of Indiana

There are no other relationships between the Company or its affiliates and any of the Lenders, other than as described above.

     Item 1.02 Termination of a Material Definitive Agreement

On December 1, 2004, Cummins Inc. (the "Company") and its wholly-owned subsidiaries Cummins Engine Co. Ltd., Cummins Power Generation Ltd. And Newage International Limited terminated a credit agreement (the "Old Credit Agreement"), dated as of November 5, 2002, among the Company and these subsidiaries, as Borrowers, the Lenders party thereto, JPMorgan Chase Bank, as Administrative Agent and Collateral Agent, Citicorp USA, Inc., as Syndication Agent, and Bank of America, N.A. and Bank of Nova Scotia, as Co-Documentation Agents.  The Old Credit Agreement would have expired on November 5, 2005, and was limited to aggregate borrowings thereunder of $385 million.  The Old Credit Agreement contained typical financial and other covenants.

The Lenders party to the Old Credit Agreement were:

JPMorgan Chase Bank
Citicorp USA, Inc.
Bank of America, N.A.
The Bank of Nova Scotia
The Royal Bank of Scotland plc.
The Bank of New York
Bank of Tokyo-Mitsubishi Ltd.
The Northern Trust Company
Export Development Bank of Canada

Also, on December 1, 2004, the Company and its wholly-owned Fleetguard, Inc., Onan Corporation, Universal Silencer, Inc., Cummins Engine IP, Inc., Cummins Filtration IP, Inc., Cummins PowerGen IP, Inc. and Cummins Intellectual Property, Inc. subsidiaries terminated a Guarantee and Security Agreement, dated as of November 5, 2002, among the parties and JPMorgan Chase Bank, as Collateral Agent, under which the Company secured its borrowings under the Old Credit Agreement by granting liens on certain of its assets, and these wholly-owned subsidiaries guaranteed the obligations of the Borrowers under the Old Credit Agreement and secured their guarantees by granting liens on certain of their assets.

There were no other relationships between the Company or its affiliates and any of the Lenders under the Old Credit Agreement, other than as described above.

Section 9 - Financial Statements and Exhibits

     Item 9.01 Financial Statements and Exhibits

     (c)  Exhibits

 Press release dated December 2, 2004

SIGNATURE

Pursuant to the requirements of the Securities Exchange act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 7, 2004

Cummins Inc.
By: /s/ Marsha L. Hunt ______________________________ Marsha L. Hunt Vice President - Corporate Controller

            Mark Land
            Director  - Public Relations
            (317) 610-2456
            (812) 350-9678 (mobile)

For Immediate Release

December 2, 2004

COLUMBUS, Ind. -- Cummins Inc. (NYSE: CMI) announced today that it has closed on an unsecured $650 million, five-year revolving line of credit. The new revolver replaces a secured $385 million three-year credit facility that was due to expire in November 2005.

The agreement is an important step in Cummins efforts to improve its credit ratings, as the unsecured feature of the line of credit acknowledges the strengthened financial performance of the Company.

Additionally, the size of the credit facility was increased to $650 million, with a strong response from the syndication market. While the Company intends to pay off its $225 million debt maturity in March 2005 with existing cash balances and ongoing cash generation, this new agreement provides significant liquidity to fund Cummins growth well into the future.  The new revolver also offers improved pricing for the Company over the previous facility.

The new credit facility will be used for general corporate purposes, as necessary, and for letter of credit issuance. Cummins has not borrowed on its current revolver since December 2003, though the Company currently uses $120 million of availability for letters of credit.

Twenty banks, representing key geographic regions in which Cummins has a major presence, including the United States, Europe, China, India and Australia, are participating in the new revolving credit facility.

The following banks are playing key roles in the new revolver syndicate:

      *    J.P. Morgan Securities Inc. and Citigroup Global Markets, Inc. are the joint bookrunners and co-lead Arrangers.
*    The co-documentation agents are:
                  -  Bank of America, N.A.
                  -  The Bank of Nova Scotia
                  -  The Royal Bank of Scotland plc
*    The Bank of Tokyo-Mitsubishi Ltd., Chicago Branch, also is providing a significant commitment to the new facility.

About Cummins

Cummins Inc., a global power leader, is a corporation of complementary business units that design, manufacture, distribute and service engines and related technologies, including fuel systems, controls, air handling, filtration, emission solutions and electrical power generation systems. Headquartered in Columbus, Indiana, (USA) Cummins serves its customers through more than 680 company-owned and independent distributor locations in 137 countries and territories. Cummins also provides service through a dealer network of more than 5,000 facilities in 197 countries and territories. With more than 24,000 employees worldwide, Cummins reported sales of $6.3 billion in 2003. Press releases can be found by accessing the Cummins home page at www.cummins.com.

 Information provided and statements in this release that are not purely historical are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the company's expectations, hopes beliefs and intentions on strategies regarding the future. It is important to note that the company's actual future results could differ materially from those projected in such forward-looking statements because of a number of factors, including, but not limited to, general economic, business and financing conditions, labor relations, governmental action, competitor pricing activity, expense volatility and other risks detailed from time to time in Cummins Securities and Exchange Commission filings.